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                                                                   EXHIBIT 25.01

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                               ------------------

                              THE BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)

New York                                                13-5160382
(State of incorporation                                 (I.R.S. employer
if not a U.S. national bank)                            identification no.)

One Wall Street, New York, N.Y.                         10286
(Address of principal executive offices)                (Zip code)

                               ------------------

                            Equitable Resources, Inc.
               (Exact name of obligor as specified in its charter)

Pennsylvania                                            25-0464690
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

One Oxford Centre, Suite 3300
301 Grant Street                                        15219
Pittsburgh, Pennsylvania                                (Zip code)
(Address of principal executive offices)

                               ------------------

                              5.15% Notes due 2018
                       (Title of the indenture securities)

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1.     GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE
       TRUSTEE:

       (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
                   Name                                   Address
--------------------------------------------------------------------------------
       Superintendent of Banks of the        2 Rector  Street,  New  York,  N.Y.
       State of New York                     10006, and Albany, N.Y. 12203

       Federal Reserve Bank of New York      33 Liberty Plaza, New York, N.Y.
                                             10045

       Federal Deposit Insurance             Washington, D.C.  20429
       Corporation

       New York Clearing House               New York, New York   10005
       Association

       (b)    WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

       Yes.

2.     AFFILIATIONS WITH OBLIGOR.

       IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

       None.

16.    LIST OF EXHIBITS.

       EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

       1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, and Exhibit 1 to Form T-1 filed with Registration Statement No.
              33-29637.)

       4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

       6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

       7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

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                                    SIGNATURE

       Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 7th day of April, 2003.


                                        THE BANK OF NEW YORK


                                        By: /S/    STACEY POINDEXTER
                                            ------------------------------------
                                            Name:  STACEY POINDEXTER
                                            Title: ASSISTANT TREASURER

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                                                      EXHIBIT 7 TO EXHIBIT 25.01

                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 2002, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts
ASSETS                                                              In Thousands
Cash and balances due from depository
  institutions:
  Noninterest-bearing balances and currency
    and coin.. .................................                     $ 4,706,760
  Interest-bearing balances.....................                       4,418,381
Securities:
  Held-to-maturity securities...................                         954,049
  Available-for-sale securities.................                      16,118,007
Federal funds sold in domestic offices..........                         460,981
Securities purchased under agreements to
  resell................................                                 837,242
Loans and lease financing receivables:
  Loans and leases held for sale........                                 765,097
  Loans and leases, net of unearned
    income......................................     31,906,960
  LESS: Allowance for loan and
    lease losses................................        798,223
  Loans and leases, net of unearned
    income and allowance........................                      31,108,737
Trading Assets..................................                       6,969,387
Premises  and  fixed  assets   (including
  capitalized leases)...........................                         823,932
Other real estate owned.........................                             660
Investments in unconsolidated subsidiaries
  and associated companies......................                         238,412
Customers' liability to this bank on
  acceptances outstanding.......................                         307,039
Intangible assets...............................
  Goodwill......................................                       2,003,150
  Other intangible assets.......................                          74,880
Other assets....................................                       5,161,558
                                                                     -----------

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
Total assets....................................                    $ 74,948,272
                                                                    ============
LIABILITIES
Deposits:
  In domestic offices...........................                    $ 33,108,526
  Noninterest-bearing...........................     13,141,240
  Interest-bearing..............................     19,967,286
  In foreign offices, Edge and Agreement
    subsidiaries, and IBFs......................                      22,650,772
  Noninterest-bearing...........................        203,426
  Interest-bearing..............................     22,447,346
Federal funds purchased in domestic
  offices.......................................                         513,773
Securities sold under agreements to
  repurchase......... ..........................                         334,896
Trading liabilities.............................                       2,673,823
Other borrowed money:
  (includes mortgage indebtedness and
  obligations under capitalized leases)..                                644,395
Bank's liability on acceptances executed and
  outstanding...................................                         308,261
Subordinated notes and debentures...............                       2,090,000
Other liabilities...............................                       5,584,456
                                                                    ------------
Total liabilities...............................                    $ 67,908,902
                                                                    ============

Minority interest in consolidated
  subsidiaries..................................                         519,470

EQUITY CAPITAL
Perpetual preferred stock and related
  surplus.......................................                               0
Common stock....................................                       1,135,284
Surplus.........................................                       1,056,295
Retained earnings...............................                       4,208,213
Accumulated other comprehensive income..........                       (120,108)
Other equity capital components.................                               0
                                                                    ------------
Total equity capital............................                       6,519,900
                                                                    ------------
Total liabilities minority interest and equity
  capital.                                                          $ 74,948,272
                                                                    ============

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     I,  Thomas  J.  Mastro,  Senior  Vice  President  and  Comptroller  of  the
above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                         Thomas J. Mastro,
                                     Senior Vice President and Comptroller

     We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi      )
Gerald L. Hassell    )                      Directors
Alan R. Griffith     )

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